12-00871-015

Exhibit 10.1

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY

*****, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND

EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED

UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT AND EXTENSION AGREEMENT

AMERICAN-BLEND CIGARETTE MANUFACTURING AGREEMENT

EXECUTION COPY

Dated December 17, 2012

This Amendment and Extension Agreement (the “Amendment and Extension Agreement”) is made and entered into on December 17, 2012 (the “Execution Date”) by and between R. J. REYNOLDS TOBACCO COMPANY, a North Carolina corporation (hereinafter, “RJRTC”), and BATUS JAPAN, INC., a Delaware corporation (hereinafter, “BATUS Japan”). RJRTC and BATUS Japan shall be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, RJRTC and BATUS Japan entered into the American-blend Cigarette Manufacturing Agreement (the “ACMA”) on May 26, 2010, with effect from January 1, 2010, immediately following termination, with effect from midnight on December 31, 2009, of the original Contract Manufacturing Agreement, dated July 30, 2004 (defined in the ACMA as the Original Agreement);

WHEREAS, the ACMA is due to expire with effect from December 31, 2014;

WHEREAS, pursuant to the ACMA, RJRTC has a one-time exercisable right to extend the Existing ACMA, subject to the terms of Sub-Section 4.4 thereof; and

WHEREAS, the Parties have determined that it is in their current respective and collective best interests to amend certain terms of the ACMA, as set forth herein, with effect from January 1, 2013, for the remainder of the Term of the ACMA and, thereafter, to extend the ACMA, beyond December 31, 2014, again subject to the amended and additional terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, RJRTC and BATUS Japan agree as follows:

SECTION 1

DEFINITIONS

Save as specifically provided in this Amendment and Extension Agreement, all defined terms used herein shall have the same meaning as set out in the ACMA.

For the purposes of this Amendment and Extension Agreement, the following terms shall mean:

1.1	“2012 Three Year Rolling Forecast” means the initial Three Year Rolling Forecast for the Contract Years 2013, 2014 and 2015 provided by BATUS Japan to RJRTC as at December 12, 2012, set out at Schedule “G” of the ACMA (and attached as Schedule 1 hereto).

1.2	“ACMA” has the meaning set forth in the first Recital.

1.3	“Amendment and Extension Agreement” shall have the meaning set forth in the Preamble.

1.4	“Base Volume Forecast” means the latest of (i) the first forecast provided by BATUS Japan to RJRTC for Contract Year 2015 in the 2012 Three Year Rolling Forecast, or (ii) the forecast provided by BATUS Japan to RJRTC for the first Contract Year included in the most recent adjusted Three Year Rolling Forecast provided under new Sub-Section 2.22(f) of the ACMA set forth at Sub-Section 7.1 hereof or under either new Sub-Section 2.23(c) or new Sub-Section 2.23(d) of the ACMA set forth at Sub-Section 7.2 hereof.

1.5	“Cannibalization Protection Event” means any one of the events contemplated by new Sub-Section 2.23(b) of the ACMA set forth at Sub-Section 7.2 hereof.

1.6	“Cannibalization Protection Mechanism” shall have the meaning set forth in new Sub-Section 2.23 of the ACMA set forth at Sub-Section 7.2 hereof.

1.7	“Conventional Format” means Cigarette and Packaging formats where neither the Cigarette nor the Packaging format is a New-to-World Innovative Format.

1.8	“Combined Index” means a composite price index calculated by reference to the PPI, the CPI and the ECI as at the end of the second quarter of the Contract Year in which it is calculated, with each component being given equal weighting.

1.9	“CPI” means the Utilities Consumer Price Index – All Urban Consumers Filtered on Electricity, South Region as compiled by the United States Bureau of Labor Statistics (1982-1984 = 100). If the Bureau of Labor Statistics substantially revises the manner in which the CPI is determined, an adjustment shall be made in the revised index that will produce results equivalent, as nearly as possible, to those that would be obtained if the CPI had not been so revised. If the 1982-1984 average is no longer used as an index of one hundred (100), or if the CPI is no longer available, then the Parties shall substitute a mutually acceptable comparable index, based on changes in the cost of production measured at the finished goods level published by an agency of the federal government of the U.S.A.

1.10	“Execution Date” has, for the purpose of this Amendment and Extension Agreement, the meaning set forth in the Preamble. For the avoidance of doubt, for the purpose of the ACMA, “Execution Date” shall retain the meaning set forth in the Preamble to that Agreement.

1.11	“ECI” means the Employment Cost Index – South as compiled by the United States Bureau of Labor Statistics (2005 = 100). If the Bureau of Labor Statistics substantially revises the manner in which the ECI is determined, an adjustment shall be made in the revised index that will produce results equivalent, as nearly as possible, to those that would be obtained if the ECI had not been so revised. If the 2005 average is no longer used as an index of one hundred (100), or if the ECI is no longer available, then the Parties shall substitute a mutually acceptable comparable index, based on changes in the cost of production measured at the finished goods level published by an agency of the federal government of the U.S.A.

1.12	“Gain Share Principle” means the principle applicable to the implementation of a cost savings initiative, whereby any savings attributed to the initiative will be shared on a 50:50 basis between the Parties for the twelve (12) months following implementation of the initiative, with BATUS Japan benefitting from the full savings attributed to the initiative thereafter.

1.13	“Joint Incentive Program” shall have the meaning set forth in new Sub-Section 2.10A of the ACMA set forth at Sub-Section 6.1 hereof.

1.14	“*****” means the *****, as further described in new Sub-Section 3.1 of the ACMA set forth at Sub-Section 5.1 hereof.

1.15	“*****” means *****, as further described in new Sub-Section 3.1 of the ACMA set forth at Sub-Section 5.1 hereof.

1.16	“New-to-World Innovative Format” means a Cigarette or Packaging format utilising proprietary technology controlled by one Party (or any of its Affiliates) and not yet otherwise licensed to the other Party (or its Affiliates).

1.17	“*****” has the meaning set forth in new Sub-Section 3.1 of the ACMA set forth at Sub-Section 5.1 hereof.

1.18	“*****” means the table at Schedule “I” of the ACMA (and attached as Schedule 3 hereto) setting out the ***** of *****, as further described in new Sub-Section 3.1(a) of the ACMA set forth at Sub-Section 5.1 hereof.

1.19	“Three Year Rolling Forecast” has the meaning set forth in new Sub-Section 2.9 of the ACMA set forth at Sub-Section 2.5(b) hereof.

1.20	“*****” has the meaning set forth in new Sub-Section 3.1 of the ACMA set forth at Sub-Section 5.1 herein.

SECTION 2

AMENDMENT OF ACMA DURING REMAINING TERM

2.1	Save as provided in this Section 2 and subject to the amendments set out herein, the Parties agree that the ACMA is to remain in force and effect until the end of the Term, on December 31, 2014.

2.2	To the extent applicable to the amendments set forth in this Section 2, the definitions set forth in Section 1 herein shall be incorporated mutatis mutandis in the ACMA in appropriate sequence,

with the Section and Sub-Section references amended as appropriate to identify the corresponding Sections and Sub-Sections in the ACMA (as amended).

2.3	The following shall be inserted as a new Sub-Section 3.1(c) of the ACMA:

“***** for *****. With effect ***** and for ***** the ACMA, RJRTC shall ***** from ***** in accordance with ***** set forth in ***** of the ACMA on all ***** BATUS Japan ***** (and for the avoidance of doubt, the Parties acknowledge that the ***** may ***** on ***** RJRTC to BATUS Japan *****). For the avoidance of doubt, in the event that this Amendment and Extension Agreement is not executed until after December 31, 2012, ***** this Sub-Section shall ***** from January 1, 2013.”

2.4	Gain Share Principle.

(a)	Sub-Section 2.10(a) of the ACMA shall remain in effect, save that the reference therein to Sub-Section 4.4(e) of the ACMA shall be deleted.

(b)	Sub-Section 2.10(b) of the ACMA is deleted and replaced as follows:

“Either Party may from time to time propose that RJRTC shall purchase particular raw materials (including but not limited to, Tobacco Materials, Non-Tobacco Components, and Packaging materials) from specific sources and/or suppliers, including BATUS Japan or any of its Affiliates (in which case, for the avoidance of doubt, RJRTC shall remain solely responsible for ordering, receiving, storing, maintaining, using, paying for (including the payment of all import duties, fees and internal revenue taxes, if applicable) and disposing of any such raw materials). Save where RJRTC can demonstrate that purchasing the relevant raw materials from the specified source and/or supplier (i) would be contrary to any relevant law or regulation, or (ii) would place RJRTC in breach of any contractual arrangement with other suppliers and/or would be unavoidably and materially prejudicial to RJRTC’s interests as a result of any contractual arrangement RJRTC may already have in place with other suppliers, RJRTC shall purchase the relevant raw materials from the source and/or supplier specified by BATUS Japan. A change of source or supplier in accordance with the above shall be treated as a Specification change proposed by RJRTC or BATUS Japan (as the case may be) and the provisions of Sub-Sections 2.3(b), (c) and (d) shall apply (including in relation to resultant pricing changes to reflect any lower raw material costs and/or any change in labor costs due to machinability of the raw materials). To assist BATUS Japan source raw materials on more advantageous trade terms, on request by BATUS Japan, RJRTC shall promptly provide BATUS Japan a then current priced Bill of Materials for the particular Product(s) in question.

(c)	A new Sub-Section 2.10(c) is added as follows:

“The Gain Share Principle shall apply with respect to any cost savings initiatives undertaken in relation to the purchase and supply of Tobacco Materials, Non-Tobacco Components, and Packaging materials in accordance with Sub-Section 2.10(b), save with respect to any cost savings initiatives already in progress as at December 31, 2012. Allocation of savings realised though cost savings initiatives subject to the Gain Share

Principle will be accomplished through an adjustment to the Product price for affected SKUs for the first twelve (12) months following implementation of the initiative. Such adjustments shall be applied, for those twelve (12) months only, after (and in addition to) application of the provisions of Sub-Section 2.3(d).”

2.5	Forecasting.

(a)	Sub-Sections 2.7 and 2.8 of the ACMA are deleted.

(b)	Sub-Section 2.9 is deleted and replaced as follows:

“Periodic Forecasts.

(a)	BATUS Japan shall continue to provide RJRTC on a monthly basis with rolling eighteen (18) month forecasts (by SKU) that provide projections for volumes of the various Products for which BATUS Japan expects to place Purchase Orders during the period covered by such forecasts.

(b)	BATUS Japan shall in December of Contract Year 2012 and November of each subsequent Contract Year, provide RJRTC with a three (3) year rolling forecast providing projections, in each case for the subsequent three Contract Years, for (i) its anticipated volume requirements (assuming foreseeable industry decline in the Territory), (ii) assumed industry decline in the Territory, and (iii) Kent and KOOL brand family volumes not sourced from RJRTC, to assist RJRTC with its resource planning (the “Three Year Rolling Forecast”). For the avoidance of doubt, the Parties acknowledge that BATUS Japan has, as at December 12, 2012, provided RJRTC with an initial Three Year Rolling Forecast for the Contract Years 2013, 2014 and 2015 (the “2012 Three Year Rolling Forecast”); and that, in November 2013, BATUS Japan shall provide RJRTC with a Three Year Rolling Forecast for the Contract Years 2014, 2015 and 2016. The 2012 Three Year Rolling Forecast is attached as Schedule “G” hereto.

(c)	If any projection for any one (1) Contract Year set forth in the most recent Three Year Rolling Forecast varies by plus or minus five (5) per cent or more from the corresponding projection for that Contract Year in any previous Three Year Rolling Forecast, the Parties shall work together in good faith to understand the changes and minimise the resource rationalization impact to RJRTC and the cost impact to BATUS Japan. For the avoidance of doubt and by way of example, the 2014 Three Year Rolling Forecast will be compared to (i) the 2012 Three Year Rolling Forecast for Contract Year 2015, (ii) the 2013 Three Year Rolling Forecast for Contract Year 2015, and (iii) the 2013 Three Year Rolling Forecast for Contract Year 2016.

(d)	BATUS Japan shall in April of each Contract Year, provide RJRTC with a five (5) year rolling forecast to assist RJRTC with leaf purchase planning.

(e)	Any and all forecasts supplied are non-binding and shall be supplied for purposes including general planning of capacities and inventories.

2.6	Schedule 1 hereto shall be added as Schedule “G” to the ACMA.

2.7	Sub-Section 2.17(a) of the ACMA shall be amended to replace all references to “INCOTERMS 2000” with “INCOTERMS”.

2.8	Deletion of Existing Extension Option. Sub-Section 4.4 of the ACMA is deleted in its entirety and all references in the ACMA thereto are deleted mutatis mutandis.

SECTION 3

EXTENSION OF ACMA

3.1	Sub-Section 4.1 of the ACMA is deleted and replaced as follows:

“Term of the Agreement. This Agreement shall be effective upon the Effective Date and shall remain in effect as amended by Section 2 of the Amendment and Extension Agreement until December 31, 2014 unless terminated earlier by either Party pursuant to its terms and conditions. Effective January 1, 2015, this Agreement shall be extended as amended in accordance with Sections 4 through 8 of the Amendment and Extension Agreement.”

3.2	Effective January 1, 2015, and to the extent applicable to the amendments set forth in Sections 4 through 8 of this Amendment and Extension Agreement, the definitions set forth in Section 1 herein shall be incorporated mutatis mutandis in the ACMA in appropriate sequence, with the Section and Sub-Section references amended as appropriate to identify the corresponding Sections and Sub-Sections in the ACMA (as amended).

SECTION 4

TERM AND TERMINATION

4.1	Effective January 1, 2015, a new Sub-Section 4.2(e) shall be inserted in the ACMA as follows:

“By Either Party on Three Years Notice. Either Party may terminate this Agreement by giving three (3) years’ notice to the other Party, such notice to be given no earlier than January 1, 2016.”

4.2	Effective January 1, 2015, a new Sub-Section 4.2A(e) shall be inserted in the ACMA as follows:

“Equipment and Volume Moves. In the event that either Party gives notice to terminate this Agreement pursuant to Sub-Section 4.2(e) and subject to any migration plan agreed between the Parties, no equipment or shipment volume moves will commence prior to two (2) years nine (9) months from date of service of the termination notice with a view to completing the migration within the nine (9) months thereafter.”

SECTION 5

PRICING

5.1	Effective *****, Sub-Section 3.1 of the ACMA shall be deleted in its entirety and replaced as follows:

“Pricing. The Product price for each SKU shall comprise the *****, the ***** and the *****, each of which shall be calculated in accordance with the provisions set out herein. For ***** and for each *****, once Product pricing has been established and agreed between the Parties for the *****, RJRTC shall prepare and the Parties shall mutually execute a revised Schedule “F” governing the Product pricing for ***** which shall automatically be incorporated into this Agreement without further action by the Parties.

(a)	*****. The ***** included in the Product price shall be the ***** subject to the ***** specified in *****.

The ***** assumption for a ***** shall be based on the ***** for ***** calculated by reference to the *****, and shall be an aggregate of ***** set out in Schedule “H” ***** RJRTC across ***** its ***** business (excluding ***** dedicated to RJRTC’s *****, as set out in Schedule “H”) divided by *****. The ***** is applied across all SKUs regardless of ***** and ***** (for example, *****). The ***** assumption shall be reviewed following the end of *****, and will be subject to ***** an ***** of the ***** the ***** and the ***** for that *****, leading to a ***** following such *****.

The ***** shall be determined by reference to the ***** at Schedule “I”. In each ***** subsequent *****, promptly after the availability of the *****, the ***** will be adjusted in line with the *****, subject to ***** the figure ***** and ***** the figure *****. In ***** (for *****) and every ***** (or as otherwise agreed in writing between the Parties), or to meet the requirements of Sub-Section *****, the Parties will negotiate in good faith with the intention of ***** the ***** to reflect changes in ***** resulting from circumstances beyond the control of either Party. The Parties acknowledge that the purpose of the ***** is to ensure that the ***** a given ***** remains *****, but that it is not ***** the application of a ***** or ***** due to any matter within either Party’s control. Once the ***** is established and agreed between the Parties for a *****, RJRTC shall prepare and the Parties shall mutually execute a revised Schedule “I” for *****, which shall automatically be incorporated into this Agreement without further action by the Parties.

New SKUs introduced and changes to Specifications for existing SKUs implemented during ***** will be priced based on ***** in connection with that SKU ***** of *****, if materially different from *****, and will be subject ***** set forth ***** in *****.

(b)

*****. ***** are to be included in the Product price ***** a *****. The ***** shall be reviewed following the end of *****, and will be subject to ***** an ***** of ***** between the ***** and the ***** for that *****, leading to a ***** following such *****. ***** received by RJRTC from ***** and ***** on ***** (net *****) shall be included in *****. For the avoidance of doubt, ***** between ***** will be ***** attributable to *****.

(c)	*****. ***** (for example, *****.) are to be included in the Product price to BATUS Japan at *****. Such ***** are to be agreed by both Parties in advance. The ***** shall be reviewed following the end of each *****, and will be subject to ***** an ***** of ***** between the ***** and ***** and the ***** and ***** for that *****, leading to a ***** following such *****.

(d)	For the avoidance of doubt, and save to the extent included within the *****, ***** shall not be included in the Product price, but shall be charged in accordance with the *****, subject to such ***** as the Parties may agree upon in good faith.”

5.2	Effective January 1, 2015, Sub-Section 2.2(b) shall be amended to delete the final sentence.

5.3	Effective January 1, 2015, Sub-Section 2.3(d)(ii) shall be amended to replace all references to “Sub-Sections 3.1(a) and 3.1(b)” with references to “Sub-Section 3.1”.

5.4	Effective January 1, 2015, Schedule 2 hereto shall be added as Schedule “H” to the ACMA and Schedule 3 hereto shall be added as Schedule “I” to the ACMA.

SECTION 6

JOINT INCENTIVE PROGRAM

6.1	Effective January 1, 2015, a new Sub-Section 2.10A shall be inserted in the ACMA as follows:

“Joint Incentive Program. In addition to the principles set out in Sub-Section 2.10 with respect to the purchase and supply of materials, either Party may propose any cost savings initiative designed to lead to an on-going reduction in *****. Any such proposal shall be governed by a joint incentive program designed to allow the Parties to share in its benefits and incentivise both BATUS Japan and RJRTC to optimise costs (the “Joint Incentive Program”). The Joint Incentive Program will be based on the Gain Share Principle and shall apply to any area of the business, subject to compliance with all applicable laws and regulations. It shall be governed by a joint steering team of individuals nominated by the Parties, and all initiatives shall be subject to approval by both Parties. Any development costs associated with the proposed initiative shall be borne equally by both Parties (save as otherwise agreed in writing between the Parties). For the avoidance of doubt, any cost saving initiatives already in progress as of December 31, 2012 shall be excluded from the Joint Incentive Program. Allocation of savings realised though cost savings initiatives subject to the Gain Share Principle shall be accomplished through an adjustment to the Product price for affected SKUs for the first twelve (12) months following implementation of the initiative. Such adjustments shall be applied, for those twelve (12) months only, after (and in addition to) application of the provisions of Sub-Section 2.3(d).”

SECTION 7

NEW PRODUCT LAUNCHES

7.1	Effective January 1, 2015, and notwithstanding any provision to the contrary in the ACMA, a new Sub-Section 2.22 shall be inserted in the ACMA to govern the sourcing of new Products, as follows:

“New Product Launches

(a)	New-to-World Innovative Formats originating within the B.A.T. Group. In the case of Cigarette product launches involving New-to-World Innovative Formats originating within the B.A.T. Group, BATUS Japan will have the right to source the manufacture and supply of such Cigarette products in the Kent or KOOL brand families for sale within the Territory from within the B.A.T. Group network, subject to the Cannibalization Protection Mechanism set forth at Sub-Section 2.23 hereof.

(b)	New-to-World Innovative Formats originating from RJRTC. In the case of Cigarette product launches involving New-to-World Innovative Formats originating from RJRTC or its Affiliates, such Cigarette products in the Kent or KOOL brand families will be sourced from RJRTC in accordance with this Agreement and will be the subject of separate agreements with respect to the use of the relevant proprietary technology.

(c)	Conventional Formats where there is existing manufacturing capacity within RJRTC only. In the case of Cigarette product launches involving Conventional Formats where there is existing manufacturing capacity within RJRTC but not within the B.A.T. Group (for example, as of the Effective Date, *****), such Cigarette products in the Kent or KOOL brand families will be sourced from RJRTC in accordance with this Agreement. In the event that RJRTC requires additional manufacturing capacity to manufacture such Cigarette products due to increased demand, the associated capital expenditure will be funded by BATUS Japan.

(d)	Conventional Formats where there is existing manufacturing capacity within both RJRTC and the B.A.T. Group. In the case of Cigarette product launches involving Conventional Formats where there is existing manufacturing capacity within both RJRTC and the B.A.T. Group (for example, as of the Effective Date, *****), such Cigarette products in the Kent or KOOL brand families will be initially sourced from RJRTC in accordance with this Agreement. In the event that RJRTC’s manufacturing capacity is insufficient to meet evolving demand, then BATUS Japan will have the opportunity to source the incremental requirement for such Cigarette products from within the B.A.T. Group in order to avoid additional capital expenditure.

(e)	Conventional Formats where there is no existing manufacturing capacity within RJRTC. In the case of Cigarette product launches involving Conventional Formats where there is no existing manufacturing capacity within RJRTC (for example, as of the Effective Date, *****), such Cigarette products in the Kent or KOOL brand families will be sourced from within the B.A.T. Group, subject to the Cannibalization Protection Mechanism set forth at Sub-Section 2.23 hereof.

(f)	If RJRTC declines the opportunity to source Cigarette products in accordance with its rights set forth in Sub-Sections 2.22(c) or (d) above, then BATUS Japan may provide RJRTC with an adjusted Three Year Rolling Forecast to exclude the SKU concerned.”

7.2	Effective January 1, 2015, and notwithstanding any provision to the contrary in the ACMA, a new Sub-Section 2.23 shall be inserted in the ACMA to establish the Cannibalization Protection Mechanism, as follows:

“Cannibalization Protection Mechanism

(a)	In the event of the occurrence of Cigarette product launches as described in Sub-Sections 2.22(a) and (e) hereof, the Cannibalization Protection Mechanism will apply in the following circumstances:

(i)	If RJRTC’s total annual sales to BATUS Japan in a Contract Year are less than ninety-five (95) per cent of the projected volume requirements set out in the Base Volume Forecast (adjusted to reflect actual versus assumed industry decline in the Territory); and

(ii)	RJRTC’s total annual sales to BATUS Japan in that Contract Year are less than ninety-five (95) per cent of RJRTC’s projected share of BATUS Japan’s total sales within the Kent and KOOL brand families set out in the Base Volume Forecast.

For the purpose of assessing whether the Cannibalization Protection Mechanism applies in accordance with this Section 2.23(a), and for the avoidance of doubt, any SKUs which are the subject of waivers granted by RJRTC to BATUS Japan which are either in effect as of November 1, 2012 or were granted between November 1, 2012 and December 31, 2014 shall be excluded from the Base Volume Forecast.

(b)	When the Cannibalization Protection Mechanism applies, one of the following will occur:

(i)	If new investment is required within a two (2) year planning horizon to meet BATUS Japan’s additional demand projections, RJRTC shall have a first option to acquire the capacity to meet the additional demand, with the associated capital expenditure to be shared between the Parties. In such circumstances, RJRTC will fund all capital expenditure requirements and recharge ***** of the depreciation cost to BATUS Japan as part of the overall manufacturing cost. In the event that this Agreement is terminated, BATUS Japan will reimburse RJRTC for BATUS Japan’s share of the un-depreciated asset value or have the option to acquire the assets at BATUS Japan’s share of the then current net book value.

(ii)	If no new investment is required to meet BATUS Japan’s demand projections, then, at BATUS Japan’s discretion, either:

(1)	the ***** shall be reset in accordance with the provisions of Sub-Section 3.1(a) and BATUS Japan will compensate RJRTC for its lost margin on *****

(based on an average weighted margin by SKU) for the twelve (12) months following the relevant Cigarette product launch; or

(2)	RJRTC will have the opportunity to acquire the capacity to meet the additional demand, with the associated capital expenditure to be shared between the Parties. In such circumstances, RJRTC will fund all capital expenditure requirements and recharge ***** of the depreciation cost to BATUS Japan as part of the associated *****. In the event that this Agreement is terminated, BATUS Japan will reimburse RJRTC for BATUS Japan’s share of the un-depreciated asset value or have the option to acquire the assets at BATUS Japan’s share of the then current net book value.

(c)	Following a Cannibalization Protection Event, BATUS Japan may provide RJRTC with an adjusted Three Year Rolling Forecast.

(d)	If RJRTC declines the opportunity to co-invest arising in either of the circumstances set forth in Sub-Section 2.23(b), then BATUS Japan may provide RJRTC with an adjusted Three Year Rolling Forecast to exclude the SKU concerned and no cannibalization compensation shall be payable by BATUS Japan to RJRTC.

(e)	The Parties each acknowledge that it is not their intention for the Cannibalization Protection Mechanism to come into effect, but recognize that it is included herein in order to mitigate the impact on RJRTC, where product launches sourced internally within the B.A.T. Group have the effect of reducing, through cannibalization, the volumes manufactured by RJRTC under this Agreement. BATUS Japan further acknowledges that it is not its intention to artificially avoid the Cannibalization Protection Mechanism coming into effect, whether through its preparation of the Base Volume Forecast or otherwise.”

SECTION 8

FURTHER AMENDMENTS

8.1	Effective January 1, 2015, the following amendments shall be made to the ACMA:

(a)	Sub-Section 2.21 of the ACMA shall be amended as follows:

“Incorporation of Existing Guidelines and Collateral Agreements. Certain existing guidelines pertaining to matters including capital expenditures, the pricing of new products, specification changes and the sourcing of novelty items, the maintenance of materials inventories and the disclosure of information concerning ingredients, as more specifically identified in Schedule “E” of this Agreement and set forth in the Appendices attached thereto, are expressly incorporated into and made a part of this Agreement. All references therein to the Original Agreement shall hereafter be regarded as references, mutatis mutandis, to this Agreement. In the event of any inconsistency between any provisions of this Agreement and any provisions in any of the guidelines incorporated by reference pursuant to the above and Schedule “E”, this Agreement shall prevail.”

(b)	With reference to Schedule “E” of the ACMA and its Appendices, incorporated by reference in Sub-Section 2.21 of the ACMA:

(i)	It is the intention of the Parties that Appendices 1, 2 and 9 to Schedule “E” of the ACMA shall be reviewed and revised or replaced as necessary, subject to good faith negotiations between the Parties.

(ii)	Appendices 6, 7 and 8 to Schedule “E” of the ACMA shall be deleted.

(c)	The first paragraph of Sub-Section 3.5 of the ACMA shall be amended as follows:

“RJRTC shall maintain accurate and complete records including, but not limited to, all cost elements included within the *****, correspondence, instructions, receipts, quality assurances records, Specifications, Purchase Orders, Non-Tobacco Component and Tobacco Material procurement records, warehousing records and cost data, export records, transportation records and cost data, other manufacturing cost records and data, and similar documents and data relating to BATUS Japan’s order and receipt of Products from RJRTC and RJRTC’s production and delivery of Products for BATUS Japan. RJRTC shall keep such records in sufficient detail to enable BATUS Japan to determine or verify ***** included in the Product price, raw materials inventories, process conditions and quality controls for Products supplied pursuant to each Purchase Order. BATUS Japan shall likewise have the right to review and audit RJRTC’s records (a) relating to all of the above, and (b) projected and actual Product costing increases or decreases derived from changes in Specifications made pursuant to the procedures set forth above in Sub-Section 2.3.”

SECTION 9

MISCELLANEOUS PROVISONS

9.1	Sections 5 (Confidentiality) and 7 (Miscellaneous) of the ACMA are incorporated mutatis mutandis into this Amendment and Extension Agreement

9.2	The Parties acknowledge that the ACMA shall be read and interpreted in view of this Amendment and Extension Agreement, and reasonable attempts shall be made to read and interpret the ACMA in a manner consistent with the meaning, terms and conditions that the Parties intend to be provided by this Amendment and Extension Agreement.

9.3	In the event of any conflict between this Amendment and Extension Agreement and the ACMA, the terms of this Amendment and Extension Agreement shall take precedence.

IN WITNESS WHEREOF, the Parties have caused this Amendment and Extension Agreement to be executed by their duly authorized representatives effective as of the Execution Date as defined above.

BATUS JAPAN, INC.

By:	/s/ Teresa M. Riggs

Print Name:	Teresa M. Riggs

Title:	President

Date:	12/17/12
(“BATUS Japan”)

R. J. REYNOLDS TOBACCO COMPANY

By:	/s/ Andrew D. Gilchrist

Print Name:	Andrew D. Gilchrist

Title:	President

Date:	12/14/12
(“RJRTC”)

Schedules to this Amendment and Extension Agreement:

1 – Schedule “G” to the ACMA – 2012 Three Year Rolling Forecast

2 – Schedule “H” to the ACMA – *****

3 – Schedule “I” to the ACMA – *****

SCHEDULE 1

SCHEDULE “G” to the ACMA

2012 Three Year Rolling Forecast

Summary

Volume – Detail

*****

Share of Market – Detail

*****

SCHEDULE 2

SCHEDULE “H” to the ACMA

*****

SCHEDULE 3

SCHEDULE “I” to the ACMA

*****